Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill [Abstract]
Goodwill
(9)	Goodwill

The following table summarizes changes in the carrying value of goodwill by segment for the years indicated:

	Retirement	Individual
(in millions)	Plans	Protection	Total
Balance as of December 31, 2009	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2010	$25	$175	$200
Adjustments	—	—	—

Balance as of December 31, 2011	$25	$175	$200

The Company’s annual impairment testing did not result in any impairment on existing goodwill during 2011, 2010 and 2009. As of the 2011, 2010 and 2009 annual impairment testing, the fair value of the reporting units with goodwill was in excess of the carrying value. The goodwill balances as of December 31, 2011 and 2010 have not been previously impaired.